EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Tiptree Financial Inc. Appoints Sandra Bell as Chief Financial Officer

NEW YORK, NY – June 15, 2015 – Tiptree Financial Inc. (“Tiptree” or the “Company”) (NASDAQ: TIPT), a diversified holding company, today announced that Sandra E. Bell will join the Company as Chief Financial Officer, effective July 1, 2015.

Ms. Bell brings over 30 years of business experience in the financial services and energy industries, both as a public company Chief Financial Officer and as an investment banker. Most recently, Ms. Bell served as Chief Financial Officer of Prospect Mortgage, LLC (“Prospect”), a private equity owned mortgage originator and servicer, overseeing all financial activities, including strategic planning, treasury, financial reporting, bank and rating agency relationships and investor relations. Prior to joining Prospect, from 2008 to 2011, Ms. Bell served as Chief Financial Officer of PHH Corporation (“PHH”), a publicly traded, multi-divisional financial services company engaged in the private label mortgage services and fleet management businesses. While at PHH, her responsibilities included treasury, cash management and banking relationships, strategic planning, budgeting and forecasting, investor relations, accounting and public reporting, audit and tax. Prior to PHH, Ms. Bell served as Executive Vice President and Chief Financial Officer of the Federal Home Loan Bank of Cincinnati, where Ms. Bell managed its development, profitability and risk of its core business lines. She also led the strategic financial management and reporting functions, including SEC reporting; treasury, including funding and capital and risk management; credit services, including the lending and credit risk management functions; and management of a whole loan mortgage portfolio. Prior to assuming her position at the Federal Home Loan Bank, Ms. Bell had been a Managing Director at Deutsche Bank Securities, where she had been employed for 13 years. Ms. Bell received a Bachelor of Arts degree in Economics from The Ohio State University and a Masters in Business Administration from Harvard Business School.

“We are excited to have Sandra join our team. Her wealth of financial and public company experience, as well as her strategic vision, are a perfect fit for Tiptree,” said Geoffrey N. Kauffman, Co-Chief Executive Officer of Tiptree.

About Tiptree
Tiptree is a diversified holding company engaged through its consolidated subsidiaries in a number of businesses and is an active acquirer of new businesses. Tiptree, whose operations date back to 2007, currently has subsidiaries that operate in five segments: insurance and insurance services, specialty finance, asset management, real estate and corporate and other (which includes Tiptree’s principal investments). Tiptree is publicly traded on the NASDAQ stock market (NASDAQ: TIPT). For additional information, please visit Tiptree’s website at www.tiptreefinancial.com.

Forward-looking Statements
This release contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond Tiptree’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “target,” “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree’s plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond Tiptree’s control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Tiptree’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of Tiptree’s forward-looking statements. Other unknown or unpredictable factors also could affect Tiptree’s actual results statements. Consequently, Tiptree’s actual performance could be materially different from the results described or anticipated by its forward-looking statements. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, Tiptree undertakes no obligation to update any forward-looking statements.

Contact:
Tiptree Financial Inc.
Investor Relations, 212-446-1400
ir@tiptreefinancial.com